UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23360

Broadstone Real Estate Access Fund

(Exact name of registrant as specified in charter)

 1325 Avenue of the Americas, Suite32A

New York, NY 1015

(Address of principal executive offices) (Zip code)

Richard J. Byrne, Chief Executive Officer

c/o Benefit Street Partners L.L.C.

9 West 57th Street, Suite 4920

New York, New York 10019

(Name and Address of Agent for Service)

COPIES TO:

Thomas J. Friedmann, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605 (617) 728-7120	Jonathan H. Gaines, Esq. Dechert LLP Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 (212) 641-5600

Registrant’s telephone number, including area code: (585) 287-6500

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020 - September 30, 2021

Item 1. Reports to Stockholders.

(a)

BROADSTONE
REAL ESTATE ACCESS FUND

ANNUAL REPORT

9/30/21

TABLE OF CONTENTS

Shareholder Letter and Management Discussion of Performance	1
Portfolio Update	2
Schedule of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statement of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	22
Additional Information	23
Risk Disclosures	24
Fundamental Investment Policies	28
Trustees and Officers	30
Privacy Notice	32

Shareholder Letter and
Broadstone Real Estate Access Fund	Management Discussion of Performance

September 30, 2021 (Unaudited)

Dear Shareholder:

We are pleased to present the Broadstone Real Estate Access Fund (the “Fund”) Annual Report.

The Broadstone Real Estate Access Fund was formed to provide investors with unique access to a broadly diversified portfolio of real estate investments via three sleeves: Public Real Estate Equities (“Public Equities Sleeve”); Private Real Estate Funds (“Private Funds Sleeve”); and Direct Real Estate Transactions (“Direct Investments Sleeve”).

The Fund generated a net increase in net assets from operations during the fiscal year of $1,315,216. The main drivers of this increase were the sale of the Fund’s direct real estate holding in Noblesville, Indiana, as well as performance of the Fund’s private fund investments. We realized $319,002 from the sale of our direct real estate investment, and realized $1,402,715 from the sale of our other investments, primarily our private fund holdings.

On March 3, 2021 the Board of Trustees of the Fund approved a Plan of Liquidation (“the Plan”) for the Fund, which authorized the liquidation and dissolution of the Fund in accordance with the Delaware Statutory Trust Act, as amended, and the Fund’s Agreement and Declaration of Trust dated June 19, 2018. Pursuant to the Plan, the Fund will not engage in any business activities, except for the purposes of winding down its business and affairs. The Fund will convert all its portfolio securities and other assets for cash and cash equivalents and reserve a portion of the proceeds to pay all the outstanding debts, claims and obligations of the Fund, together with the expenses related to carrying out the Plan.

The Fund has made progress executing on the Plan with the completion of full redemptions out of nine of its private investments. As of September 30, 2021, the Fund had one remaining private fund investment.

Since the commencement of the Plan through November 3, 2021, BDREX has distributed $45.3M to investors. This represents approximately 88% of the net asset value at the start of the liquidation process.

The Fund will continue to focus on the Plan and announce future distributions to investors as they become available.

Broadstone Real Estate Access Fund

Past performance is no guarantee of future results.

All future distributions by the Fund are expected to be liquidation distributions that will be paid in cash. Distributions are not guaranteed and the Fund's future ability to pay distributions may be limited. Portions of the distributions that the Fund makes may be a return of the money that shareholders originally invested and represent a return of capital to shareholders for tax purposes.

The views in this shareholder letter were as of the letter’s publication date and may not reflect the views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Diversification does not ensure profit or prevent loss.

Annual Report | September 30, 2021	1

Broadstone Real Estate Access Fund	Portfolio Update

September 30, 2021 (Unaudited)

Investment Objective

The Fund’s investment objective is to seek to generate a return comprised of both current income and long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. There can be no assurance that the Fund will achieve its investment objective.

Average Annual Total Returns (as of September 30, 2021)

				Expense Ratios(a)
	6 Month*	1 Year	Since Inception**	Total	Net(b)
Broadstone Real Estate Access Fund - Class I	3.63%	6.83%	5.00%	3.06%	2.40%
Broadstone Real Estate Access Fund - Class W	3.17%	6.18%	4.63%	3.31%	2.65%
Bloomberg US Aggregate Bond Index(d)	1.88%	-0.90%	5.65%
FTSE NAREIT ALL Equity REITs Index(e)	13.11%	37.39%	11.36%

*	Cumulative returns.

**	Fund’s inception date is October 4, 2018, with commencement of operations on October 5, 2018.

(a)	Ratios as of the Prospectus dated January 29, 2021 and may differ from the ratios presented in the Financial Highlights.

(b)	Benefit Street Partners L.L.C. (the "Investment Adviser" or "Adviser") and the Fund have entered into the Expense Limitation Agreement pursuant to which the Investment Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including all expenses necessary or appropriate for the operation of the Fund and including the Investment Adviser’s Management Fee detailed in the Investment Advisory Agreement, any other expenses described in the Investment Advisory Agreement as well as any shareholder servicing fee or distribution fee, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that such expenses exceed 1.99% and 1.74% per annum of the Fund’s average daily net assets attributable to Class W and Class I shares, respectively. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through February 7, 2022. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Investment Adviser. After February 7, 2022, the Expense Limitation Agreement may be renewed at the Investment Adviser’s and Board’s discretion.

(c)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(d)	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

(e)	The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity Real Estate Investment Trusts ("REITs"). Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. Fund performance current to the most recent month-end is available by calling (833) 280-4479 or by visiting www.bdrex.com.

The Broadstone Real Estate Access Fund is a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment.

The Fund's investment adviser is Benefit Street Partners L.L.C. Prior to February 7, 2020, Broadstone Asset Management, LLC served as the Fund's investment adviser, and prior to June 9, 2020, Heitman Real Estate Securities, LLC served as the Fund's sub-adviser. The performance information set forth in this report prior to these dates reflects the Fund’s performance while managed by the prior investment adviser and/or sub-adviser. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to June 9, 2020.

2	www.bdrex.com

Broadstone Real Estate Access Fund	Portfolio Update

September 30, 2021 (Unaudited)

Performance of $1,000,000 Initial Investment (as of September 30, 2021)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

Sector Allocation (as a % of Net Assets)*

Private Real Estate Funds	28.68%
Cash, Cash Equivalents, Leverage, & Other Net Assets	71.32%
100.00%

Top Long Holding (as a % of Net Assets)*

Voya Commercial Mortgage Lending Fund, LP	28.68%
Top Long Holding	28.68%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | September 30, 2021	3

Broadstone Real Estate Access Fund	Schedule of Investments

September 30, 2021

	Shares	Value (Note 2)
PRIVATE REAL ESTATE SECURITIES (28.68%)*
Voya Commercial Mortgage Lending Fund, LP(a)	N/A	$3,021,360
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $2,983,676)		3,021,360

SHORT TERM INVESTMENTS (28.93%)
Fidelity Government Portfolio, Class I, 0.010%(b)	3,046,720	3,046,720
TOTAL SHORT TERM INVESTMENTS (Cost $3,046,720)		3,046,720

TOTAL INVESTMENTS (57.61%) (Cost $6,030,396)		$6,068,080

Other Assets In Excess Of Liabilities 42.39%		4,464,744

NET ASSETS (100.00%)		$10,532,824

*	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $3,021,360, which represents approximately 28.68% of net assets as of September 30, 2021.

(a)	Investment represents a non-public partnership interest and is not unitized. Investment has a quarterly redemption frequency and a 90 day redemption notice. This redemption policy applies after a two year lock out period.

(b)	Money market fund; interest rate reflects seven-day yield as of September 30, 2021.

Common Abbreviations

LP - Limited Partnership.

See Notes to Financial Statements.

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Broadstone Real Estate Access Fund	Statement of Assets and Liabilities

September 30, 2021

ASSETS
Investments in unaffiliated securities, at value (Cost $6,030,396)	$6,068,080
Cash	3,443,090
Receivable for investments sold	1,177,147
Dividends receivable	50,294
Receivable due from Adviser (Note 5)	32,580
Prepaid expenses and other assets	51,746
Total Assets	10,822,937
LIABILITIES
Administration fees payable (Note 5)	52,560
Transfer agency fees payable (Note 5)	21,392
Chief compliance officer fees payable (Note 5)	9,104
Trustees' fees payable (Note 5)	29,000
Professional fees payable	135,279
Custody fees payable	4,715
Insurance fees payable	448
Extraordinary fee payable	7,500
Accrued expenses and other liabilities	30,115
Total Liabilities	290,113
Total Commitments and Contingencies (Note 2)	–
NET ASSETS	$10,532,824
NET ASSETS CONSIST OF
Paid-in capital	$12,673,969
Total distributable earnings	(2,141,145)
NET ASSETS	$10,532,824
PRICING OF SHARES
Class I
Net asset value and offering	$2.19
Net assets	$10,417,723
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,758,254
Class W
Net asset value and offering	$2.17
Net assets	$115,101
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	52,974

See Notes to Financial Statements.

Annual Report | September 30, 2021	5

Broadstone Real Estate Access Fund	Statement of Operations

For the Year Ended September 30, 2021
INVESTMENT INCOME
Dividend income, unaffiliated investments	$1,038,502
Dividend income, affiliated investments	123,027
Rental income	35,383
Total Investment Income	1,196,912

EXPENSES
Investment advisory fees (Note 5)	505,248
Administration fees (Note 5)	190,655
Transfer agency fees (Note 5)	79,556
Professional fees	231,951
Reports to shareholders and printing fees	21,498
State registration fees	35,285
Insurance fees	12,414
Custody fees	18,669
Chief compliance officer fees (Note 5)	33,647
Interest expense (Note 10)	8,946
Trustees' fees (Note 5)	126,000
Extraordinary expense	164,434
Other expenses	19,262
Total Expenses	1,447,565
Fees waived/expenses reimbursed by Adviser (Note 5)	(573,301)
Net Expenses	874,264
Net Investment Income	322,648
Net realized gain on investments - unaffiliated investments	680,310
Net realized gain on investments - affiliated investments	722,405
Net realized gain on real estate investments	319,002
Net realized gain	1,721,717
Net change in unrealized depreciation on unaffiliated investments	(728,412)
Net change in unrealized depreciation on affiliated investments	(42,207)
Net change in unrealized depreciation on real estate investments	(77,298)
Net change in unrealized appreciation on written options	118,768
Net change in unrealized depreciation	(729,149)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	992,568
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,315,216

See Notes to Financial Statements.

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Broadstone Real Estate Access Fund	Statement of Changes in Net Assets

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
OPERATIONS
Net investment income	$322,648	$1,309,029
Net realized gain/(loss) on investments	1,721,717	(4,076,779)
Long-term capital gain distributions	–	297,684
Net change in unrealized depreciation on investments	(729,149)	(860,117)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,315,216	(3,330,183)
DISTRIBUTIONS TO SHAREHOLDERS
Class I
From distributable earnings	–	(3,301,706)
From return of capital	(36,950,400)	(638,588)
Class W
From distributable earnings	–	(32,234)
From return of capital	(408,579)	(6,243)
Total Distributions to Shareholders	(37,358,979)	(3,978,771)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS
Class I
Shares sold	$724,248	$10,969,569
Distributions reinvested	325,671	2,075,723
Shares repurchased, net of repurchase fees (Note 9)	(6,514,018)	(3,454,775)
Class W
Shares sold	48,462	364,755
Distributions reinvested	3,681	21,058
Shares repurchased	(80,732)	(21,929)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(5,492,688)	9,954,401
Net increase/(decrease) in net assets	(41,536,451)	2,645,447
NET ASSETS
Beginning of period	52,069,275	49,423,828
End of period	$10,532,824	$52,069,275
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES
Class I
Beginning shares	5,421,346	4,542,800
Shares sold	75,851	1,031,937
Distributions reinvested	34,245	210,218
Shares repurchased	(773,188)	(363,609)
Net increase/(decrease) in shares outstanding	(663,092)	878,546
Ending shares	4,758,254	5,421,346
Class W
Beginning shares	56,746	23,010
Shares sold	5,089	33,923
Distributions reinvested	387	2,121
Shares repurchased	(9,248)	(2,308)
Net increase/(decrease) in shares outstanding	(3,772)	33,736
Ending shares	52,974	56,746

See Notes to Financial Statements.

Annual Report | September 30, 2021	7

Broadstone Real Estate Access Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Year and Period Presented

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Period October 5, 2018 (Commencement of Operations) to September 30, 2019
Net asset value, beginning of period	$9.51	$10.82	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.06	0.25	0.28
Net realized and unrealized gain/(loss)	0.20	(0.82)	1.19
Total from investment operations	0.26	(0.57)	1.47

DISTRIBUTIONS
From net investment income	–	(0.30)	(0.06)
From net realized gain on investments	–	(0.32)	(0.59)
Return of capital	(7.58)	(0.12)	–
Total distributions(c)	(7.58)	(0.74)	(0.65)

REPURCHASE FEES ADDED TO PAID-IN CAPITAL (NOTE 9)	0.00 (b)	0.00 (b)	–
Net increase/(decrease) in net asset value	(7.32)	(1.31)	0.82
Net asset value, end of period	$2.19	$9.51	$10.82
TOTAL RETURN(d)	6.76%	(5.37)%	15.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$10,418	$51,530	$49,175
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	3.59%	3.44%	5.98	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.17%	2.09%	2.70	%(f)
Ratio of net investment income to average net assets(e)	0.80%	2.44%	2.67	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	3.57%	3.10%	5.02	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.15%	1.74%	1.74	%(f)
Ratio of net investment income to average net assets(e)	0.82%	2.78%	1.71	%(f)
Portfolio turnover rate	152%	356%	123	%(g)

See Notes to Financial Statements.

8	www.bdrex.com

Broadstone Real Estate Access Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Year and Period Presented

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of Capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(d)	Total returns are not annualized for periods less than one year and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests, which could include management and incentive fees and other expenses. Management fees of the underlying private real estate funds typically range from 0.70% to 1.50% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the NAV of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses.

(f)	Annualized.

(g)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2021	9

Broadstone Real Estate Access Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Year and Period Presented

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020		For the Period October 5, 2018 (Commencement of Operations) to September 30, 2019
Net asset value, beginning of period	$9.50	$10.82		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.22		0.25
Net realized and unrealized gain/(loss)	0.21	(0.82)		1.20
Total from investment operations	0.25	(0.60)		1.45

DISTRIBUTIONS
From net investment income	–	(0.29)		(0.05)
From net realized gain on investments	–	(0.32)		(0.58)
Return of capital	(7.58)	(0.11)		–
Total distributions(c)	(7.58)	(0.72)		(0.63)

REPURCHASE FEES ADDED TO PAID-IN CAPITAL (NOTE 9)	–	(0.00	)(b)	–
Net increase/(decrease) in net asset value	(7.33)	(1.32)		0.82
Net asset value, end of period	$2.17	$9.50		$10.82
TOTAL RETURN(d)	6.22%	(5.71)%		14.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$115	$539		$249
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	3.27%	3.70%		6.54	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.43%	2.31%		2.95	%(f)
Ratio of net investment income to average net assets(e)	0.53%	2.18%		2.40	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	3.25%	3.38%		5.58	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.41%	1.99%		1.99	%(f)
Ratio of net investment income to average net assets(e)	0.55%	2.50%		1.44	%(f)
Portfolio turnover rate	152%	356%		123	%(g)

See Notes to Financial Statements.

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Broadstone Real Estate Access Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Year and Period Presented

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of Capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(d)	Total returns are not annualized for periods less than one year and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests, which could include management and incentive fees and other expenses. Management fees of the underlying private real estate funds typically range from 0.70% to 1.50% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the NAV of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses.

(f)	Annualized.

(g)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2021	11

Broadstone Real Estate Access Fund	Notes to Financial Statements

September 30, 2021

1.	ORGANIZATION

Broadstone Real Estate Access Fund (the “Fund”) was organized as a Delaware statutory trust on May 25, 2018 and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed- end management investment company. The Fund operates as an interval fund and will offer to make quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Benefit Street Partners, L.L.C. (the “Adviser”). The Fund’s investment objective is to seek to generate a return comprised of both current income and long-term capital appreciation with low-to-moderate volatility and low correlation to the broader markets. The Fund intends to pursue its investment objective by strategically investing across Public Equity Real Estate Securities, Private Real Estate Securities, and Direct Real Estate.

The Fund has registered Class W and Class I shares. Class W and Class I shares commenced operations on October 5, 2018 and are offered at NAV. Prior to October 5, 2018, the Fund had no operations other than matters relating to its organization. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing shareholder services plan ("Shareholder Services Plan") charges. Both classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its Shareholder Services Plan. The Fund’s income, expenses (other than class specific shareholder servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. On March 3, 2021 the Fund's Board of Trustees (the "Board") approved a Plan of Liquidation (the “Plan”) for the Fund, which authorizes the liquidation and dissolution of the Fund in accordance with the Delaware Statutory Trust Act, as amended, and the Fund’s Agreement and Declaration of Trust dated June 19, 2018. Pursuant to the Plan, the Fund will not engage in any business activities, except for the purposes of winding down its business and affairs. The Fund will convert all its portfolio securities and other assets for cash and cash equivalents and reserve a portion of the proceeds to pay all the outstanding debts, claims and obligations of the Fund, together with the expenses related to carrying out the Plan.

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”.

Consolidation – Broadstone Real Estate Access REIT, Inc. ("REIT Subsidiary") was a wholly-owned subsidiary of the Fund formed to hold Direct Real Estate. All significant intercompany balances and transactions between the Fund and the REIT Subsidiary have been eliminated in consolidation. As of December 29, 2020, the REIT Subsidiary was dissolved. As such, consolidation of the financial statements was not required as of September 30, 2021.

Use of Estimates – The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates and those differences could be material.

Valuation of Investments – Investments are valued at fair value as determined by the Valuation Committee of the Adviser (the “Valuation Committee”), pursuant to delegation from the Board. Investments in securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end mutual funds are valued at the closing NAV.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Valuation Committee, using procedures adopted by and under the supervision of the Board. There can be no assurance that the Fund could purchase or sell a portfolio investment at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of an investment to calculate its NAV when, for example: (1) a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed; (2) trading in a portfolio investment is suspended and not resumed prior to the normal market close; (3) a portfolio investment is not traded in significant volume for a substantial period; or (4) the Adviser determines that the quotation or price for a portfolio investment provided by a broker-dealer or independent pricing service is inaccurate.

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Broadstone Real Estate Access Fund	Notes to Financial Statements

September 30, 2021

The fair value of securities, including direct real estate investments, may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair value methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective investment; (2) comparison to the values and current pricing of investments that have comparable characteristics; (3) knowledge of historical market information with respect to the investment; and (4) other factors relevant to the investment which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve, capitalization rate, and credit quality.

In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single method, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds"). The Private Funds measure their investment assets at fair value, and report a NAV on a calendar quarter basis. In accordance with FASB ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private Funds at their respective NAVs at each quarter. As of September 30, 2021, all of the Fund’s investments in Private Funds were valued at their respective sponsor issued NAVs and have not been classified in the fair value hierarchy. If the Valuation Committee is aware of facts that suggest that a Private Fund’s valuation does not reflect the fair value of the Fund's ownership interest in the Private Fund, the Valuation Committee shall determine in good faith the fair value of the Fund's ownership interest in the Private Fund.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods as follows:

Level 1	-	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access on the measurement date and on an on-going basis;

Level 2	-	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3	-	Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Annual Report | September 30, 2021	13

Broadstone Real Estate Access Fund	Notes to Financial Statements

September 30, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following tables summarize the valuation of the Fund’s investments under the fair value hierarchy levels as of September 30, 2021:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Private Real Estate Securities(a)	$–	$–	$–	$3,021,360
Short Term Investments	3,046,720	–	–	3,046,720
Total	$3,046,720	$–	$–	$6,068,080

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

As of September 30, 2021, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended September 30,2021.

Asset Type	Balance as of September 30, 2020	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Balance as of September 30, 2021	Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at September 30, 2021
Direct Real Estate	$2,320,000	$–	$319,002	$(77,298)	$–	$(2,561,704)	$–	$–

Change in unrealized appreciation/depreciation on Level 3 securities is included on the Statement of Operations under Net change in unrealized appreciation/(depreciation) on real estate investments.

Unfunded Commitments – Typically, when the Fund invests in Private Funds, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Funds. The capital commitment may be drawn by the general partner of the Private Funds either all at once or through a series of capital calls at the discretion of the general partner. Thus, an unfunded commitment represents the portion of the Fund’s overall capital commitment to the Private Funds that has not yet been called by the general partner of the Private Funds. Unfunded commitments may subject the Fund to certain risks. For example, the Fund may be required to: (1) liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; (2) borrow under a credit facility which may result in additional expenses to the Fund; or, (3) to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Funds, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. Fund management recognizes these risks as potentially detrimental to the overall strategy and so has structured its current agreements around capital commitments in such a way so as to mitigate these risks. As of September 30, 2021, the Fund did not have unfunded commitments.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date for public securities and interest income is recorded on the accrual basis. Rental income earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement.

Distributions made from investments may take several forms. The Fund re-characterizes distributions received from the underlying investments based on information provided by the investment into the following categories: dividend income, long-term capital gains, and return of capital. If information is not available on a timely basis from the investment, the re-characterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the investment at a later date, a re-characterization will be made in the following year.

Distributions to Shareholders – Distributions are declared and paid quarterly. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from U.S. GAAP. As part of the Plan, effective March 3, 2021, the Board terminated the Fund’s Dividend Reinvestment Policy. As a result of this termination, all future distributions are expected to be liquidation distributions that will be paid in cash. There are no changes to the quarterly repurchase policy at this time.

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Broadstone Real Estate Access Fund	Notes to Financial Statements

September 30, 2021

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of and during the year ended September 30, 2021, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3.	RISK FACTORS

Real Estate Industry Concentration – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be impacted by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of September 30, 2021, the Fund had 28.68% of the value of its net assets invested within the real estate industry.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The Fund's investments may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

Annual Report | September 30, 2021	15

Broadstone Real Estate Access Fund	Notes to Financial Statements

September 30, 2021

Leveraging Risk – The use of leverage, such as in connection with options and borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidation Risk – The Fund is in the process of liquidation and dissolution. The Fund is dependent on the Adviser’s expertise in the real estate market and its ability to liquidate the Fund’s portfolio in an orderly fashion to maximize value for shareholders and provide shareholders with liquidity. Although the Adviser is conducting an orderly disposal of the Fund’s investments, it is possible that, due to a market or political disruption during the liquidation of the Fund, including a potential resurgence of COVID-19, the Fund may receive depressed prices for its securities below what the Adviser believes it would receive in the absence of any disruption. Although the Adviser and the Fund have entered into an expense limitation and reimbursement agreement, the reduction in the Fund’s net assets may result in increased expense ratios, as certain fixed expenses would be spread across a smaller asset base, and the Fund may bear costs and expenses relating to the liquidation, including increased legal fees and costs of insurance.

Valuation of Private Investments – While the valuation of publicly traded securities held by the Fund are more readily ascertainable, the Fund expects to make investments in securities that are not publicly traded and for which no market based price quotations are available. The Fund expects that inputs into the determination of fair value of the Fund’s private investments will require significant management judgment or estimation. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The Fund’s net asset value could be adversely affected if the determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such securities.

Libor Risk – In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR. On March 5, 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced that certain LIBORs will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

4.	DERIVATIVE TRANSACTIONS

The Fund engaged in transactions involving options and other derivative financial instruments in order to manage volatility. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Fund, as writer of an option, might be exposed to other risks, such as being required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

When writing options, the Fund may, but is not required to, economically offset its position by purchasing an option on the same security or commodity with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

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Broadstone Real Estate Access Fund	Notes to Financial Statements

September 30, 2021

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2021:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized (depreciation) on written options	$–	$118,768
Total		$–	$118,768

The monthly average notional amount and monthly average number of contracts of written options held by the Fund during the year ended September 30, 2021 was $2,885,964 and 363, respectively during the months derivatives were held by the fund.

5.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Fund and the Adviser (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. The previous investment adviser, Broadstone Asset Management, LLC, was terminated as of February 7, 2020 and a new Advisory Agreement was established with the Adviser under the same terms. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund. The advisory fee is accrued daily and paid on a monthly basis.

The Adviser and the Fund have entered into an operating expenses limitation and reimbursement agreement (the “Expense Limitation Agreement”) pursuant to which the Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including all expenses necessary or appropriate for the operation of the Fund and including the Adviser’s investment advisory or management fee detailed in the Advisory Agreement, any other expenses described in the Advisory Agreement as well as any shareholder servicing or distribution fee, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as expenses related to the liquidation of the Fund), to the extent that such expenses exceed 1.99% and 1.74% per annum of the Fund’s average daily net assets attributable to Class W and Class I shares, respectively. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through February 7, 2022. Previously waived fees from inception (October 5, 2018) through February 7, 2020 are no longer entitled to be recaptured by the previous investment adviser. Any waived fees subject to the new Expense Limitation Agreement are subject to the same terms.

During the year ended September 30, 2021, the fees waived/reimbursed under the Expense Limitation Agreement were as follows:

Fees Waived/Reimbursed By Adviser
Class I	$569,739
Class W	5,515

As of September 30, 2021, the balances of recoupable expenses for the Fund were as follows:

Fund	Expires 2023	Expires 2024
Class I	$575,560	$569,739
Class W	5,977	5,515

At September 30, 2021 the Adviser owned 35.8% and 16.1% of Class I and Class W outstanding shares, respectively. Investment activities of significant shareholders could have a material impact on the Fund.

Annual Report | September 30, 2021	17

Broadstone Real Estate Access Fund	Notes to Financial Statements

September 30, 2021

Affiliated Companies – Clarion Lion Industrial Trust and Clarion Lion Properties Fund were investments of the Fund during the year ended September 30, 2021 but were not held as of September 30, 2021. These funds were not related parties as of the time that the Fund's respective capital commitments were made. Following the acquisition of Clarion's parent company by the parent company of the Adviser, these funds may be considered to be related parties of the Fund.

Security Name	Market Value as of September 30, 2020	Purchases	Sales	Market Value as of September 30, 2021	Share Balance as of September 30, 2021	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Clarion Lion Industrial Trust	$2,384,285	$666,667	$(3,510,399)	$–	–	$62,467	$(50,950)	$510,397
Clarion Lion Properties Fund	3,051,534	–	(3,272,285)	–	–	60,560	8,743	212,008
Total				$–	–	$123,027	$(42,207)	$722,405

Distributor – The distributor of the Fund is ALPS Distributors, Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan (the “Plan”) and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Plan, the Fund pays up to 0.25% per year of the average daily net assets of Class W shares for such services. Class I shares are not subject to a fee for such services. For the year ended September 30, 2021, there were no shareholder servicing fees paid by the Fund.

Officer and Trustee Compensation – Each Independent Trustee who is not affiliated with the Fund or Adviser receives an annual retainer of $25,000, (to be pro-rated for a partial term), as well as reimbursement for any reasonable expenses incurred attending the meetings. Each Independent Trustee also receives a fee of $1,000 for each meeting of the Board (or committees of our Board) attended, provided that an Independent Trustee will not receive separate meeting fees for attending committee meetings held on the same day that the Independent Trustee received a fee for attending a meeting of our Board. In addition, the chairman of each of the Audit Committee and the Nominating and Corporate Governance Committee will receive an annual retainer of $5,000. None of the Fund’s executive officers receive compensation from the Fund. Fees are disclosed in the Statement of Operations.

Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

ALPS Fund Services, Inc. (“ALPS”) – ALPS provides administration and fund accounting services to the Fund. Pursuant to separate servicing agreements with ALPS, the Fund pays ALPS customary fees for providing administration and fund accounting services to the Fund. Fees are disclosed in the Statement of Operations.

Transfer Agent – DST Systems, Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”) and receives customary fees from the Fund for such services. Fees are disclosed in the Statement of Operations.

6.	PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2021, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Broadstone Real Estate Access Fund	$44,682,269	$89,603,934

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Broadstone Real Estate Access Fund	Notes to Financial Statements

September 30, 2021

7.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of having their shares repurchased, at NAV, of no less than 5% and no more than 25% of the outstanding shares. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

During the year ended September 30, 2021, the Fund completed the quarterly repurchase offers in the table below. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 14, 2020	December 14, 2020	March 15, 2021	June 15, 2021
Repurchase Request Deadline	October 14, 2020	January 13, 2021	April 14, 2021	July 15, 2021
Repurchase Pricing Date	October 14, 2020	January 13, 2021	April 14, 2021	July 15, 2021
Amount Repurchased	$835,382	$1,660,077	$2,496,630	$1,602,747
Shares Repurchased	88,121	174,378	266,735	253,202
Percentage of Outstanding Shares the Fund Offered by Repurchase	5.00%	5.00%	5.00%	5.00%
Percentage of Outstanding Shares Repurchased	1.61%	3.18%	5.00%	5.00%

8.	TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of Fund distributions for the following years were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2021	$–	$–	$37,358,979
2020	2,993,656	340,284	644,831

For the year ended September 30, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

	Paid-in Capital	Total Distributable Earnings
Broadstone Real Estate Access Fund	$(89,939)	$89,939

Included in the amounts reclassified was a net operating loss offset to PIC in the amount of $89,879

Annual Report | September 30, 2021	19

Broadstone Real Estate Access Fund	Notes to Financial Statements

September 30, 2021

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed long-term capital gain	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
Broadstone Real Estate Access Fund	$(2,756,660)	$–	$615,515	$(2,141,145)

Tax Basis of Investments: As of September 30, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Broadstone Real Estate Access Fund	$619,491	$(3,976)	$615,515	$5,452,565

The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the investments in partnerships, wash sales and certain other investments.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

	Short Term	Long Term
Broadstone Real Estate Access Fund	$2,756,660	$–

9.	REPURCHASE FEES

Shareholders of the Fund who tender shares for repurchase during the first 90 days following such shareholder’s initial purchase will be subject to a repurchase fee of 2.00%, deductible from repurchase proceeds. The repurchase fee does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The repurchase fee is paid directly to the Fund. For the year ended September 30, 2021, the Fund received $86 in repurchase fees, which is reflected in “Shares repurchased, net of repurchase fees” in the Statement of Changes in Net Assets.

10.	LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for the purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank's 1 month LIBOR plus 95 basis points at the time of borrowing. As of September 30, 2021, the Fund did not have any outstanding borrowings. For the days the line of credit was held during the year ended September 30, 2021, the Fund had average borrowings of $6,768,731 and an average interest rate of 1.10%.

During the year ended September 30, 2021, the Fund incurred $8,946 of interest expense related to the borrowings. As collateral security for the revolving line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of September 30, 2021, the Fund did not have securities pledged as collateral for the line of credit.

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Broadstone Real Estate Access Fund	Notes to Financial Statements

September 30, 2021

11.	CREDIT FACILITIES

Information about the Fund’s senior securities as of September 30, 2021 and September 30, 2020 is shown in the following table.

Credit Facility at BNP Paribas	Total Amount Outstanding(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
September 30 2020	4,096,365	$13,711	–	N/A
September 30 2021	–	$–	–	N/A

	September 30, 2020	September 30, 2021
Asset Coverage per Unit:
Net Assets	$52,069,275	$–	–	N/A
Line of Credit	$4,096,365	$–	–	N/A
Total	$13,711	$–	–	N/A

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit''.

(3)	The amount to which such class of senior security would be entitled upon the Fund's involuntary liquidation in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable to senior securities outstanding as of period end.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a $3,999,962 liquidating distribution on November 3, 2021 to shareholders of record as of November 2, 2021.

The Fund completed a quarterly repurchase offer on October 15, 2021, which resulted in 240,627 Fund shares being repurchased for $524,530. Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2021	21

Broadstone Real Estate Access Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Broadstone Real Estate Access Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Broadstone Real Estate Access Fund (the “Fund”) as of September 30, 2021 and the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the two years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the period ended September 30, 2019 and the financial highlights for the period ended September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and investment fund portfolio manager. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

November 23, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Broadstone Real Estate Access Fund	Additional Information

September 30, 2021 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-833-280-4479, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund also files a complete schedule of portfolio holdings with the commission for the first and third quarters of the Fund’s fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the commission’s website at www.sec.gov within 60 days after the end of that Fund’s fiscal quarter. Schedules of portfolio holdings are also available upon request, without charge by contacting the Fund at 1-833-280-4479.

3. TAX INFORMATION (UNAUDITED)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $0 as long-term capital gain distribution for the year ended September 30, 2021.

Annual Report | September 30, 2021	23

Broadstone Real Estate Access Fund	Risk Disclosures

September 30, 2021 (Unaudited)

Summary of Risks. Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on its investment or that a shareholder may lose part or all of its investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risk Factors” in the Fund’s Prospectus. Shareholders should consider carefully the following principal risks before investing in the Fund.

●	The Fund is a recently formed company and has limited operating history;

●	An investment in shares is not suitable for an investor if he or she needs immediate access to the money invested due to the limitations on repurchases resulting from the Fund’s operation as an interval fund;

●	The Fund has not identified any specific investments that it will make with the proceeds from this offering, and shareholders will not have the opportunity to evaluate the Fund’s new investments prior to purchasing shares;

●	There can be no assurance that the Fund will make a specified level of cash distributions or that such distributions will increase year-to-year;

●	No public trading market for the shares will exist and as a result, an investment in the shares is illiquid;

●	The Fund will offer to repurchase shares on a quarterly basis. As a result, shareholders will have limited opportunities to sell their shares and, to the extent they are able to sell their shares under the share repurchase program, they may not be able to recover the amount of their investment in the shares;

●	The repurchase price for shares associated with the Fund’s periodic repurchase offers may be at a lower price than the price investors paid for shares, and the timing of the Fund’s repurchase offers may be disadvantageous to shareholders;

●	During a given repurchase offer, it is possible that general economic and market conditions could cause a decline in the NAV per share prior to the repurchase date;

●	The shares sold in this offering will not be listed on an exchange. Therefore, if shareholders purchase shares in this offering, they will have limited liquidity and may not receive a full return of their invested capital if they sell their shares;

●	The Board may change the Fund’s investment objective by providing shareholders with 60 days’ prior notice. The Board may also modify or waive certain of its current operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse;

●	The amount of any distributions the Fund may make is uncertain, and the Fund may pay distributions from any source, including borrowings, sale of assets, and offering proceeds. The Fund’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that shareholders originally invested and represent a return of capital to shareholders for tax purposes, which will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares;

●	The Fund may have difficulty paying its required distributions if the Fund recognizes income before or without receiving cash representing such income. Accordingly, the Fund will, from time to time, be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions;

●	This is a “best efforts” offering, and if the Fund is unable to raise substantial funds, the Fund will be limited in the number and type of investments it may make and it may not achieve the economies of scale necessary to operate in a cost effective manner;

●	The Fund may use leverage in connection with its investments of up to 33 1/3% of the Fund’s total assets, including leverage incurred through the Fund’s wholly owned subsidiaries, if any, and the value of the assets purchased with the proceeds of the Fund’s indebtedness, if any, which may increase the risk of loss associated with its investments;

●	The Investment Adviser and the Fund face cyber-security risks, including malware and computer virus attacks, unauthorized access, system failures and disruptions;

24	www.bdrex.com

Broadstone Real Estate Access Fund	Risk Disclosures

September 30, 2021 (Unaudited)

●	The Fund relies on the investment expertise, skill and network of the Investment Adviser. The departure of any of the key investment professionals of the Investment Adviser, including the portfolio managers, or the termination of the Investment Advisory Agreement could have a material adverse effect on the Fund;

●	The Investment Adviser only recently became the manager of the Fund, so prior performance may not be indicative of future results.

●	The Fund’s ability to enter into certain transactions with its affiliates will be restricted;

●	The Investment Adviser will face a conflict of interest in performing services on the Fund’s behalf as a result of its investment allocation policy and its obligations to its other clients. Such conflicts may not be resolved in the Fund’s favor in all instances, meaning that the Fund may not receive its desired allocation to all investments, which could limit its ability to make distributions and reduce shareholders’ overall investment;

●	The Investment Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund, which could hinder the Fund’s ability to implement its investment strategy and to generate returns to shareholders;

●	In addition to the fees the Fund will pay to the Investment Adviser and the Administrator, the Fund will reimburse the Investment Adviser for administrative costs and expenses incurred on its behalf, and these administrative costs and expenses may be substantial. These fees, costs, and expenses will also reduce cash available for investment and will increase the risk that an investor will not recover the amount invested in the Fund’s shares;

●	The Fund concentrates its investments in the real estate industry, which has historically experienced substantial price volatility. Concentrating Fund investments in a limited number of issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if their investments were diversified across different industries;

●	The Fund will be exposed to certain risks associated with its Direct Real Estate Investments, including general risks affecting all types of commercial real estate and certain specific risks associated with specific asset classes of Direct Real Estate Investments;

●	The Fund may be more susceptible than diversified funds to being adversely affected by events impacting a single borrower, geographic location, security or investment type, and is not limited with respect to the proportion of capital that may be invested in a single asset;

●	Because real estate investments are relatively illiquid, the Fund may not be able to vary its portfolio in response to changes in economic and other conditions, which may result in losses to the Fund;

●	The price the Fund pays for acquisitions of Direct Real Estate Investments and the terms of the Fund’s CRE Debt Investments will be based on the Investment Adviser’s projections of market demand, occupancy and rental income, as well as on market factors, and the return on the investments may be lower than expected if any of these projections are inaccurate;

●	The Fund will not have decision-making authority over the Private CRE Investment Funds and may be unable to take actions to protect its interests in these investments;

●	The Fund may be subject to additional risks if it fails to meet a capital call from the Private CRE Investment Funds. The failure to satisfy a capital call from a Private CRE Investment Fund could result in the Fund losing a portion or all of its investment in the Private CRE Investment Fund. As an investment company operating as an interval fund, the Fund has adopted a fundamental policy that may make it difficult for the Fund to honor its capital commitments to the Private CRE Investment Funds;

●	The Private CRE Investment Funds will not be registered as investment companies under the 1940 Act and as a result, the Fund’s investments in these funds will not have the benefit of the 1940 Act’s protective provisions;

●	The Fund may indirectly invest in Private CRE Investment Funds, which carry with it unique risks, including (i) reliance on the ability of the Private CRE Investment Fund to select and manage investment opportunities; and (ii) uncertainty around the ability of a Private CRE Investment Fund to liquidate its investments;

●	The Fund’s investments in certain other investment funds will not be subject to the leverage restrictions imposed by the 1940 Act and as a result, the Fund could be effectively leveraged in an amount exceeding the limitations imposed by the 1940 Act;

Annual Report | September 30, 2021	25

Broadstone Real Estate Access Fund	Risk Disclosures

September 30, 2021 (Unaudited)

●	Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price;

●	The Fund’s investments in the unsecured debt of publicly traded REITs will be subject to the credit risk of those REITs;

●	Provision for loan losses is difficult to estimate, particularly in challenging economic environments. This could lead to the Fund incurring losses that are in excess of its estimates, or the Fund overestimating losses which could also lead to opportunity losses;

●	The Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as “high yield” and “junk bonds,” which may increase its risk of losses;

●	The subordinate CRE Debt Investments the Fund may originate and invest in may be subject to risks relating to the structure and terms of the related transactions, as well as subordination in bankruptcy, and there may not be sufficient funds or assets remaining to satisfy the Fund’s investments, which may result in losses to the Fund;

●	Floating-rate CRE Debt Investments, which are often associated with transitional assets, may entail greater risks of default to the Fund than fixed-rate CRE Debt Investments;

●	A significant portion of the Fund’s investment portfolio will be recorded at fair value as determined in good faith by or under the direction of the Board and, as a result, there may be uncertainty as to the value of the Fund’s investments;

●	Legal and regulatory changes could occur, which may materially adversely affect the Fund or cause the Fund to alter its investment strategy;

●	The Fund may invest in securities of non-U.S. issuers. These investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore, the prices of non-U.S. securities may be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise;

●	Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

●	The failure of the Fund to qualify as a RIC under the Code for U.S. federal income tax purposes would subject the Fund to U.S. federal corporate income tax and applicable state and local taxes, which would reduce the amount of cash available for distribution to shareholders;

●	Complying with RIC requirements may cause the Fund to borrow funds to make distributions or otherwise depend on external sources of capital to fund such distributions, or to forego otherwise attractive opportunities or liquidate otherwise attractive investments;

●	Satisfying RIC distribution requirements and repurchases pursuant to the Fund’s share repurchase program will affect the Fund’s ability to qualify to be taxed as a RIC and could adversely affect the Fund’s ability to execute its investment strategy;

●	The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed. An investment in derivatives could have a substantial impact on the Fund’s performance;

●	The Fund may purchase call and put options on specific securities or commodities. The Fund may also write covered or uncovered call and put options for both hedging purposes and to pursue the Fund’s investment objective. In a covered call or put option, the Fund owns a long or short (e.g., a purchased put) position, respectively, in the underlying asset. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying asset during the term of the option. However, in the case of a covered call option, the Fund still retains the risk of loss should the price of the underlying asset decline during the term of the option and prior to exercise. As a writer of an uncovered put, the Fund is subject to the risk that it may be obligated to purchase the asset underlying the put option for a higher price than its current market price and the risk of loss may be substantial Uncovered call and put options also have speculative characteristics and the potential loss is substantial and, with respect to uncovered call options, could be unlimited. To the extent that the Fund writes an option, the Fund could experience a loss, which may be substantial and potentially unlimited, if (i) in the case of a written call option, the value of the underlying asset increases above the exercise price of the option; or (ii) in the case of a written put option, the value of the underlying asset decreases below the exercise price of the option;

26	www.bdrex.com

Broadstone Real Estate Access Fund	Risk Disclosures

September 30, 2021 (Unaudited)

●	In December 2019, a novel strain of coronavirus (also known as “COVID-19”) emerged in China and has since spread rapidly to other countries, including the United States. This outbreak has led, and for an unknown period of time will continue to lead, to disruptions in local, regional, national and global markets and economies affected thereby. The global impact of the outbreak is rapidly evolving, and many countries have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. While several countries, as well as certain states in the United States, have liberalized public health restrictions as to further reopen their economies, recurring COVID-19 outbreaks have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. With respect to the U.S. markets (in particular for commercial real estate investments), this outbreak has resulted in, and until fully resolved is likely to continue to result in, the following, among other things: (i) government imposition of various forms of shelter in place orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many borrowers including supply chains, demand and practical aspects of their operations, as well as in furloughs or lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit; (iii) volatility and disruption of these markets including greater volatility in pricing and spreads; and (iv) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which may not necessarily adequately address the problems facing the loan market and middle market businesses.

●	It is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, or the effect any governmental actions will have on the Fund and certain of the Fund’s investments. Certain Fund investments, such as commercial real estate investments, may be impacted to a far greater degree than other investments, which may result in potential unanticipated losses. Further, even after the pandemic subsides, the U.S. and other major economies may experience a recession. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns; and

●	Global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

Annual Report | September 30, 2021	27

Broadstone Real Estate Access Fund	Fundamental Investment Policies

September 30, 2021 (Unaudited)

Below please find the Fund’s fundamental investment policies. No material changes have been made to the below since the Fund’s last filing on Form N-2.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)	Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities’ that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)	Purchase securities on margin, but may sell securities short and write call options.

(4)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5)	Invest more than 25% of the value of its total assets in the securities of companies or entities engaged in any one industry, or group of industries, except the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Fund invests over 25% of its assets in the securities of companies or entities in the real estate industry.

(6)	Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate through entities that may qualify as REITs, or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

Other Fundamental Policies

The Fund will make quarterly repurchase offers for no less than 5% of the shares outstanding at NAV less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the shareholders are notified in writing of each quarterly repurchase after the Repurchase Request Deadline or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

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Broadstone Real Estate Access Fund	Fundamental Investment Policies

September 30, 2021 (Unaudited)

Non-Fundamental Policies

The following is an additional investment limitation of the Fund and may be changed by the Board without shareholder approval.

80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate-related investments, as further described in the Prospectus. For purposes of compliance with this 80% real estate investment policy, each of the Direct Real Estate Investments, Private CRE Investment Funds, Publicly Traded CRE Securities, and CRE Debt Investments that are pooled investment vehicles in which the Fund invests will have at least 80% of its assets invested in real estate or real estate-related investments, or will have adopted a policy to invest at least 80% of its assets in the securities of real estate or real estate-related issuers. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% real estate investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Annual Report | September 30, 2021	29

Broadstone Real Estate Access Fund	Trustees and Officers

September 30, 2021 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional information, which can be obtained without charge by calling 1-833-276-2766. The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The Board is comprised of five trustees (the “Trustees”), including three Independent Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Investment Adviser.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Trustee. Unless otherwise noted, the business address for each Trustee and Officer of the Fund is c/o Benefit Street Partners L.L.C., 9 W. 57th Street, Suite 4920, New York, New York 10019.

INDEPENDENT TRUSTEES

Name and Birth Year	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Z. Jamie Behar (1957)	Trustee	Investment Management Consultant for Evercore Trust Company, 2016-2017; Managing Director, Real Estate & Alternative Investments for GM Investment Management Corporation, 2005-2015.	1	ARMOUR Residential REIT, Inc.; Shurgard Self Storage SA; Broadtree Residential Inc.; Puppies Behind Bars
Collete English Dixon (1957)	Trustee	Executive Director of the Marshall Bennett Institute of Real Estate and Chair of the Real Estate Department of the Heller College of Business at Roosevelt University, 2017-present; Managing Principal of Libra Investments Group, LLC, 2016-present; Executive Director and Vice President of Transactions, for PGIM Real Estate, 2008-2016.	1	Housing Partnership Equity Trust; Community Investment Corporation; Waterton Associates
Michael E. Jones (1954)	Trustee	Co-Founder and Chief Investment Strategist of High Probability Advisors, LLC, 2017-present; Senior Vice President and Senior Portfolio Management for Federated Clover Investment Advisors, 2008-2014.	1	Reef Consulting and Investment, Inc.
Buford H. Ortale (1961)	Trustee	Sole Principal, Sewanee Ventures (personal holding company) (1996 – Present).	1	Benefit Street Partners Realty Trust; Broadtree Residential, Inc.; Waiter Holdings; INtrensic; Remote Care Partners

30	www.bdrex.com

Broadstone Real Estate Access Fund	Trustees and Officers

September 30, 2021 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Birth Year	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Richard J. Byrne^ (1961)	Chairman, Chief Executive Officer, President and Trustee	President, Benefit Street Partners L.L.C. (2013 – Present); Chairman and Chief Executive Officer, Business Development Company of America (2016 – Present); Chairman and Chief Executive Officer, Benefit Street Realty Partners Trust, Inc. (2016 – Present); Chief Executive Officer, Deutsche Bank Securities (2008 – 2013); Global Co-Head of Capital Markets, Deutsche Bank (2006 – 2013)	1	Wynn Resorts, Ltd.; New York Road Runners
Jerome S. Baglien (1976)	Chief Financial Officer	Chief Financial Officer and Treasurer, Benefit Street Partners Realty Trust, Inc. (2016 – Present); Director of Fund Finance, GTIS Partners LP (2008 – 2016); Account Manager, iStar (2005 – 2008)	N/A	N/A
Lucas Foss (1977) 1290 Broadway, Suite 1000, Denver, CO 80203	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, Inc., 2017 – present; Director of Compliance, Transamerica Asset Management, 2015– 2017; Deputy Chief Compliance Officer, ALPS Fund Services, Inc. 2012 – 2015.	N/A	N/A
Leeor P. Avigdor (1981)	Secretary	Managing Director, Strategic Development, Benefit Street Partners L.L.C. (2015 – Present); Director, Financial Institutions Banking Group, Barclays (2011 – 2015)	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.

^	Richard J. Byrne is considered an “interested person” as that term is defined in the 1940 Act because of his position as president of Benefit Street Partners L.L.C., the investment adviser to the Fund.

Annual Report | September 30, 2021	31

Broadstone Real Estate Access Fund	Privacy Notice

July 2018 (Unaudited)

FACTS	What does Broadstone Real Estate Access Fund (the “Fund”) do with your personal information?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●          Social Security number and account transactions

●          Account balances and transaction history

●          Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the Broadstone Real Estate Access Fund chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Broadstone Real Estate Access Fund Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.
QUESTIONS?	Call 833-280-4479

32	www.bdrex.com

Broadstone Real Estate Access Fund	Privacy Notice

July 2018 (Unaudited)

Who We Are
Who is providing this notice?	Broadstone Real Estate Access Fund (the “Fund”)
What We Do
How does Broadstone Real Estate Access Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Broadstone Real Estate Access Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●          sharing for affiliates’ everyday business purposes-information about your creditworthiness

●          affiliates from using your information to market to you

●          sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●          Broadstone Real Estate Access Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Broadstone Real Estate Access Fund does not jointly market.

Annual Report | September 30, 2021	33

BDREX

The Fund is distributed by ALPS Distributors, Inc.
Must be preceded or accompanied by a prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in paragraph (a) of this Item were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in paragraph (a) of this Item were granted.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is filed as an exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Mr. Michael E. Jones serves as the Registrant’s audit committee financial expert and is considered to be “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: Audit fees billed for the Registrant’s fiscal year ended September 30, 2021 and the fiscal period ended September 30, 2020 were $64,000 and $64,000, respectively. These amounts represent aggregate fees billed by the Registrant’s then-existing independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the Registrant’s financial statements and for services normally provided by the Accountant in connection with the Registrant’s statutory and regulatory filings for that fiscal year.

(b)

Audit-Related Fees: There were no additional fees billed for the fiscal year ended September 30, 2021 and the fiscal period ended September 30, 2020 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)

Tax Fees: The tax fees billed for the fiscal year ended September 30, 2021 and the fiscal period ended September 30, 2020 were $14,250 and $51,000, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the Registrant’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)

All Other Fees: For the Registrant’s fiscal year ended September 30, 2021 and the fiscal period ended September 30, 2020, the aggregate fees billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	No non-audit fees were billed by the Accountant for services rendered to the Registrant’s investment adviser.

(h)	Not applicable.

Item 5.    Audit Committee of Listed Registrants.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 6. Schedule of Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policy and Procedures

The Registrant has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how the Registrant votes proxies relating to its portfolio securities. Under the Registrant’s Proxy Voting Policy, the Registrant has, subject to the oversight of the Registrant’s Board, delegated to the Investment Adviser the following duties: (1) to make the proxy voting decisions for the Registrant, subject to the exceptions described below; and (2) to assist the Registrant in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Proxy Duties”).

The Registrant’s Chief Compliance Officer shall ensure that the Investment Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Registrant.

A.	General

The Registrant believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Registrant is committed to voting corporate proxies in the manner that best serves the interests of the Registrant’s shareholders.

B.	Delegation to the Investment Adviser

The Registrant believes that the Investment Adviser is in the best position to make individual voting decisions for the Registrant consistent with this Policy Voting Policy. Therefore, subject to the oversight of the Board, the Investment Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Registrant, in accordance with the Proxy Voting Policy of the Investment Adviser, except as provided herein; and

(2)

to assist the Registrant in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Registrant is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Registrant cast its vote; and (d) whether the Registrant cast its vote for or against management.

(3)	Annually, the Investment Adviser will provide to the Board a proxy voting report showing all proxies for the year.

The Board, including a majority of the Independent Trustees of the Board, must approve the Proxy Voting and Disclosure Policy of the Investment Adviser (the “Investment Adviser Voting Policy”) as it relates to the Registrant. The Board must also approve any material changes to the Investment Adviser Voting Policy no later than six (6) months after adoption by the Investment Adviser.

C.	Conflicts

In cases where a matter with respect to which the Registrant was entitled to vote presents a conflict between the interest of the Registrant’s shareholders, on the one hand, and those of the Investment Adviser, or an affiliated person of the Registrant, or its Investment Adviser, on the other hand, the Registrant shall always vote in the best interest of the Registrant’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Registrant’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Investment Adviser Voting Policy, provided such specific voting policy was approved by the Board.

D.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Registrant will annually file its complete proxy voting record with the SEC on Form N-PX.

The Registrant’s Administrator will be responsible for oversight and completion of the filing of the Registrant’s reports on Form N-PX with the SEC. The Registrant’s Administrator will file Form N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Brian Buffone and Michael Comparato are the Registrant’s portfolio managers and are primarily responsible for management of the Registrant’s investment portfolio.

Brian Buffone has served as a Portfolio Manager of the Registrant since June 2020. Mr. Buffone is a managing director and head of equity investments for BSP’s commercial real estate group. Prior to joining BSP in 2018, Mr. Buffone was a managing director at Ladder Capital where he originated CMBS loans and balance sheet loans and sourced/executed the majority of property acquisitions for the company’s own portfolio. Prior to joining Ladder Capital in 2014, Mr. Buffone was the founder and president of Park Manor Capital Partners, a full service commercial real estate firm. He was previously a partner and chief financial officer of Compson Holding Corporation where he oversaw the day to day operations of the company’s commercial real estate equity investments, acquisitions, dispositions, asset/property management and financing. Mr. Buffone earned his Bachelor of Science, Magna Cum Laude, from Babson College with a double major in Quantitative Methods and Investments.

Michael Comparato has served as a Portfolio Manager of the Registrant since June 2020. Mr. Comparato is a managing director with BSP and the head of real estate for BSP CRE and BSP Realty Trust. Prior to joining BSP in 2015, Mr. Comparato was head of U.S. Equity Investments at Ladder Capital, where he led Ladder’s largest team that actively originated CMBS loans, structured/balance sheet loans, mezzanine loans and acquired strategic assets for the firm. Prior to joining Ladder in 2009, Mr. Comparato was president of BankAtlantic Commercial Mortgage Capital, the CMBS affiliate of BankAtlantic, where he was responsible for managing all day-to-day operations. Mr. Comparato also previously ran Compson Holding Corporation, which made various equity investments in multiple different commercial real estate assets and publicly traded REITs. Mr. Comparato received a Bachelor of Science, Summa Cum Laude, from Babson College.

 As of September 30, 2021, Mr. Buffone had beneficial ownership of 0 Registrant shares and Mr. Comparato had beneficial ownership of 0 Registrant shares. As of September 30, 2021, Mr. Buffone did not manage any other registered investment companies, other pooled investment vehicles or other accounts. As of September 30, 2021, Mr. Comparato managed, or was a member of the management team for, the following client accounts:

Name	Account Type	Total Number of Accounts	Total Assets	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee
Michael Comparato	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	3	$4.825 billion	2	$4.393 billion
	Other Accounts	0	$0	0	$0

As portfolio managers, Mr. Buffone and Mr. Comparato each receive a fixed annual base compensation and an annual discretionary bonus from the Investment Adviser.

The portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively, “Client Accounts”), or may be affiliated with such Client Accounts. Thus, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, affiliates of the Investment Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Registrant, or they may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio managers may have an incentive to not favor the Registrant over the Client Accounts. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 13(a)(1).

(a)(2)

A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)

The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Broadstone Real Estate Access Fund

By:	/s/ Richard J. Byrne
Richard J. Byrne, Chief Executive Officer (Principal Executive Officer)

Date:	December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Richard J. Byrne
Richard J. Byrne, Chief Executive Officer (Principal Executive Officer)

Date:	December 3, 2021

By:	/s/ Jerome S. Baglien
Jerome S. Baglien, Chief Financial Officer (Principal Financial Officer)

Date:	December 3, 2021